EXHIBIT 10.3

[GE LOGO] GE AIRCRAFT ENGINES

General Electric Company

One Neumann Way

Cincinnati, OH 45215-6301

Phone: 513/243-2000

August 8, 2005

AMENDED AND RESTATED LETTER AGREEMENT NO. 11

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Gentlemen:

WHEREAS, General Electric Company ("GE") and Continental Airlines, Inc. ("Airline") have entered into Amended and Restated General Terms Agreement No. 6-8057 dated as of November 1, 1994, as amended (together with Letter Agreement Nos. 1-12 thereto, collectively, the "Agreement");

WHEREAS, GE and Airline entered into Letter Agreement No. 11 to the Agreement to set forth the applicable terms and conditions governing [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, pursuant to Letter Agreement No. 11 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, Airline and GE desire to amend and restate Letter Agreement No. 11 to the Agreement in its entirety to reflect their agreement regarding [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the purchase of New GE Engines (as defined below) and regarding Airline's commitment to equip certain new aircraft with New GE Engines.

NOW THEREFORE, in consideration of the mutual covenants and obligations contained herein, Airline and GE agree to amend and restate Letter Agreement No. 11 in its entirety as follows:

  As previously established under the Agreement, additional 767 and 777 aircraft acquired by the Airline shall be referred to either individually or collectively as the "Follow-On Aircraft." GE agrees to provide Airline the Special Allowances for such Follow-On Aircraft defined in and subject to all of the conditions set forth in Attachment A hereto.

  In exchange for Airline acquiring New Aircraft as New GE-Powered Aircraft, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

    Airline agrees that if it acquires New Aircraft, and such New Aircraft are (i) available as New GE-Powered Aircraft in the time period required by Airline, and (ii) scheduled to deliver to Airline during [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], then Airline agrees that it will equip, purchase, and take delivery of all New Aircraft as New GE-Powered Aircraft.

    If Airline purchases New GE-Powered Aircraft, Airline agrees to purchase, or cause to be purchased by a third party providing services in support of Airline's New GE-Powered Aircraft operations, a quantity of New GE Engines, to be used as spare engines, that is targeted, based on current engine technology, at approximately [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of New GE Engines installed on each model of New GE-Powered Aircraft. The Airline and the GE Affiliated Company that is manufacturing the New GE Engine agree to mutually work together to optimize this quantity of spare engines and determine what the appropriate percentage of spare engines the Airline shall actually purchase or otherwise have at its disposal, in order to maintain a sufficient level of fleet operational reliability.

    In consideration of the agreement of the Airline in sub-paragraphs A and B above, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    The provisions of this Amended and Restated Letter Agreement No. 11 shall not apply to any used aircraft that Airline acquires.

    Defined Terms.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GE Affiliated Company: GE, CFM, a GE joint venture company, or any other manufacturer of engines in which GE is an affiliate.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

New Aircraft: Any new commercial passenger aircraft manufactured by an aircraft manufacturer that is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

New GE Engine: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

New GE-Powered Aircraft: A New Aircraft that is offered for sale with installed New GE Engines by an airframe manufacturer.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The obligations set forth in this Amended and Restated Letter Agreement No. 11 are in addition to and form part of the obligations set forth in the Agreement and do not replace or modify any such obligations except as expressly provided herein.

Counterparts: This Amended and Restated Letter Agreement No. 11 may be executed by the parties hereto in two or more counterparts and by the different parties hereto on separate counterparts each of which shall be deemed to be an original but all of which when taken together shall constitute one and the same document. Delivery of an executed counterpart of a signature page to this Amended and Restated Letter Agreement No. 11 by fax shall be effective as delivery of a manually executed counterpart.

Please indicate your agreement with the foregoing by signing the original and one copy in the space provided below and returning the same to the undersigned whereby this Amended and Restated Letter Agreement No. 11 shall become effective as of the date hereof (subject to the foregoing paragraph).

Very truly yours,

CONTINENTAL AIRLINES, INC.	GENERAL ELECTRIC COMPANY

By: /s/ Gerald Laderman	By: /s/ William R. Van Alsten

Typed Name: Gerald Laderman	Typed Name: William R. Van Alsten

Title: Senior Vice President, Finance and Treasurer	Title: GM Commercial Engine Transactions

Date: ____________________________	Date: 8 August 2005

ATTACHMENT A

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1. Allowance for Initial Aircraft Sale Only

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    Follow-On Aircraft Allowance

In consideration of Airline purchasing and taking delivery of new CF6 powered Follow-On Aircraft for delivery through [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], GE will provide Airline an allowance per aircraft as defined by the formula below:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Allowance Not Paid

If (a) Airline for any reason terminates, cancels, revokes or delays beyond the Follow-On Delivery Period (defined as a period of time not to exceed [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] unless such delay occurs as a result of an Excusable Delay) its order for Follow-On Aircraft or some portion thereof, or (b) Airline fails to perform, in any material respect, any of the allowance conditions or other material terms of the Agreement, in addition to the other remedies that may be available to GE in this Attachment A, and, with respect to a failure to perform, in any material respect, any of the other material terms of the Agreement, such other remedies that may be available to GE at law or in equity, any allowance which may have been earned by Airline upon delivery of GE Engines to the aircraft manufacturer for affected Aircraft shall become an unearned allowance, and will not be paid; provided, however, that such an unearned allowance relating to a delayed CF6/GE90 Follow-On Aircraft may be reinstated and paid to Airline upon delivery of such CF6/GE90 Follow-On Aircraft if (i) such delay was not attributable to a breach by Airline under the applicable aircraft manufacturer's purchase agreement, this Agreement or any other applicable agreement, and (ii) Airline accepts such CF6/GE90 Follow-On Aircraft promptly when tendered by Boeing; and (iii) such acceptance occurs not later than the Follow-On Delivery Period, subject to excusable delay as defined in paragraph 10 hereof.

3. Adjustment of Allowances

GE and Airline agree that in April 2002 Airline satisfied the requirement of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The respective CF6 and GE90 Follow-On Aircraft Allowances described in Article 1.A of this Attachment A will be at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for CF6-powered Follow-On Aircraft, and at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for GE90 powered Follow-On Aircraft.

The Special Allowances described in Article 1.A of this Attachment A will not be applicable to Follow-On Aircraft delivered after [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The cut-off dates set forth in this paragraph 3 are subject to extension for excusable delay [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4. Assignability of Allowances

The allowances described herein are exclusively for the benefit of Airline, and are not assignable, except in connection with Airline's financing of the Aircraft.

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. Cancellation of CF6/GE90 Follow-On Spare Engines

GE and Airline agree that in October 2004 Airline satisfied previous requirements for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. Cancellation or Failure to Accept Delivery of Installed Engines

If Airline cancels any purchase order for, or otherwise fails to take delivery of, installed CF6/GE90 Follow-On Aircraft engine(s) (individually or collectively, the "Engine"), the parties agree that harm or damage will be sustained by GE as a result. The parties agree that any such cancellation or failure to accept delivery of the Engine (except in circumstances constituting Excusable Delay) will subject Airline to a cancellation charge of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (determined as of the date of scheduled Engine delivery to the aircraft manufacturer). If Airline provides notice of cancellation at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the scheduled delivery date of the aircraft, the parties acknowledge this charge [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and to be a reasonable estimate of the harm or damage to GE. To the extent that GE gets paid cancellation fees by or receives credit or other quantifiable consideration from the aircraft manufacturer with respect to installed Engines for Airline's canceled aircraft or aircraft for which Airline has failed to accept delivery when duly tendered, GE will credit Airline the value of such fees, credits or other quantifiable consideration against such cancellation charge and any other amounts owed to GE by Airline for damages relating to any such cancellation or failure to accept delivery.

8. Additional Damages; Confidentiality

If GE does not receive written notice of cancellation (of spare or installed engines) more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to scheduled delivery date to Airline for a spare engine, or [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the delivery date of the aircraft for an installed engine, GE will also retain all remedies available to it for damages in law or equity in excess of such cancellation charge.

Airline agrees to cooperate with GE to maintain the confidentiality of any proprietary information disclosed by GE in connection with proving any such additional harm or damages, provided that any such disclosure shall be at GE's discretion.

9. Excusable Delay

"Excusable Delay" with respect to an installed engine as used in this Attachment A means a delay in delivery of an Aircraft not attributable to a failure of Airline to timely perform its obligations under the aircraft manufacturer's purchase agreement (without giving effect to any supplement, modification or waiver thereto which directly or indirectly results in a permitted delay of the scheduled delivery of an aircraft unless GE shall have consented thereto, which consent shall not be unreasonably withheld), including any event of force majeure or a default by the aircraft manufacturer, provided, that Airline accepts such aircraft promptly when tendered by the aircraft manufacturer.

An "Excusable Delay" with respect to a spare engine as used in this Attachment A means a delay in delivery of a spare engine not attributable to a failure of Airline to timely perform its obligations under the purchase agreement between Airline and GE, including any event of default by GE or event of force majeure provided, that Airline accepts such spare engine promptly when tendered by GE after an event of force majeure.